UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 22, 2013

(Date of earliest event reported)

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7891

Delaware	41-0222640
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1400 West 94th Street, Minneapolis, MN 55431

(Address of principal executive offices, including zip code)

(952) 887-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Donaldson Company, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders on November 22, 2013, at the Company’s Corporate Offices, Campus West, 2001 West 94th Street, Minneapolis, Minnesota 55431. The Company’s Stockholders voted on each of the two proposals detailed in the Company’s 2013 Proxy Statement.

Item 1

The Company’s Stockholders elected three individuals to the Board of Directors as set forth below:

	FOR	WITHHELD	BROKER NON-VOTE
Michael J. Hoffman	108,573,291	6,638,391	15,969,336
Willard D. Oberton	108,650,614	6,561,068	15,969,336
John P. Wiehoff	107,706,187	7,505,495	15,969,336

Item 2

The Company’s Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending July 31, 2014, as set forth below:

FOR	WITHHELD	BROKER NON-VOTE
129,521,984	775,160	883,874

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell
Norman C. Linnell Vice President, General Counsel and Secretary

Date:  November 25, 2013